UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2010

Annual Report

Western Asset High Income Fund II Inc.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund II Inc.

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Statement of cash flows	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	37

Board approval of management and subadvisory agreements	38

Additional information	43

Annual chief executive officer and chief financial officer certifications	48

Dividend reinvestment plan	49

Important tax information	52

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

The twelve-month period ended April 30, 2010 was largely characterized by a return to more normal conditions and robust investor risk appetite. This was in sharp contrast to the last three months of 2008 and early 2009, when upheaval in the financial markets, periods of extreme volatility and illiquidity triggered heightened risk aversion and extreme “flights to quality.”

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion

IV	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

In a turnaround from the six-month period that preceded the reporting period, when investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, investor risk aversion abated during the reporting period. Just before the beginning of the period, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence, and risk aversion was replaced by robust demand for riskier and higher-yielding fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, given numerous flights to quality that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.91% and 3.16%, respectively, two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.10%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of April 30, 2010, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively.

Over the twelve months ended April 30, 2010, longer-term Treasury yields increased more than their shorter-term counterparts. This was largely the result of the Fed repeatedly saying it would keep short-term rates low “for an extended period,” and improving economic data triggering fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. For the twelve months ended April 30, 2010, the Barclays Capital U.S. Aggregate Indexvi returned 8.30%.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all twelve months of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 42.53% for the twelve months ended April 30, 2010.

Emerging market debt prices rallied sharply — also posting positive returns each month during the reporting period. This rally was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and increased investor risk appetite. Over the twelve months ended April 30, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 23.49%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                      Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                   The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii                The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v                  The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi               The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii            The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii         The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Income Fund II Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary objective of seeking to maximize current income. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Ryan Brist are the co-leaders of the portfolio management team of this Fund. They are responsible for the day-to-day strategic oversight of the Fund’s investments and/or supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market staged an impressive rally and corporate bonds recovered from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were already in the midst of what was to be a historical rally in the high-yield bond market. In April 2009, prior to the beginning of the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexii (the “Index”) gained 11.80%. Conditions in the credit markets continued to improve throughout the fiscal year given signs that the economy was emerging from its prolonged recession and corporate earnings were generally better-than-expected. Also supporting the corporate bond market was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. Despite some temporary setbacks late in the reporting period, which included heightened macro-economic concerns in Western Europe and the fear of over-reaching new financial regulations out of Washington, the high-yield market generated exceptional returns during the twelve-month reporting period. All told, the Index returned 42.53% for the twelve months ended April 30, 2010 and posted positive returns during each of those twelve months. Collectively, investor risk appetite returned and, despite rising default rates early in the fiscal year, demand for riskier high-yield securities increased. As measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities over the fiscal year, returning approximately 68% and 33%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’

2	Western Asset High Income Fund II Inc. 2010 Annual Report

Fund overview (cont’d)

securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Index substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to take advantage of this opportunity.

As a hedge against our lower-quality bias in the portfolio and given the uncertain economic environment, we favored more defensive industries, such as Energy, that generally hold up relatively well during economic declines. When the sharp rally continued into the fourth quarter of 2009 and the first quarter of 2010 and valuations improved dramatically, we sought to reduce the level of risk in the portfolio and increased the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We felt this adjustment was warranted given the fragile state of the economic recovery and external factors that could impact the financial markets. As a case in point, toward the end of the reporting period, volatility in the financial markets returned due to the debt crisis in Greece.

The Fund employed U.S. Treasury futures, which were used to help manage durationiii. These positions slightly contributed to performance.

Performance review

For the twelve months ended April 30, 2010, Western Asset High Income Fund II Inc. returned 69.38% based on its net asset value (“NAV”)iv and 81.29% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 42.53% and 23.49%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averagevi returned 56.06% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.14 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2010

Price Per Share	12-Month Total Return*
$9.00 (NAV)	69.38%
$9.82 (Market Price)	81.29%

All figures represent past performance and are not a guarantee of future results. The performance stated may have been due to extraordinary market conditions, which may not be sustainable over longer periods.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The portfolio’s quality biases were the largest contributors to the Fund’s relative performance during the reporting period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. Also enhancing the Fund’s results was its underweight to BB-rated securities, which underperformed the Index during the reporting period.

Security selection was also a significant contributor to performance. Over the period, six of the Fund’s ten largest overweight positions outperformed the Index. In addition, the Fund was rewarded for underweighting a number of securities that generated relatively poor results, with six of the Fund’s ten largest underweight positions lagging the Index during the fiscal year. In addition, despite the negative impact from the recession, only 4.1% of the Fund’s portfolio defaulted during the twelve months ended April 30, 2010. The default rate in the overall high-yield market, as tracked by Moody’s Investors Service, was 9.5% over the same period.

In terms of individual holdings, overweight positions in Verso Paper Holdings LLC, Ford Motor Credit Co., LLC and DAE Aviation Holdings Inc. were among the Fund’s largest contributors to performance.

Verso Paper Holdings LLC is a leading producer of coated papers used by publishers, catalogers, advertisers and commercial print producers. The company had performed poorly given the lengthy recession and falling demand for its paper products. However, with the economy strengthening and advertising revenues rising,

Western Asset High Income Fund II Inc. 2010 Annual Report	3

the company’s bonds rallied and produced extremely strong results over the period. Ford Motor Credit Co., LLC benefited from its historically high underwriting standards and a sole focus on automotive financing. Additionally, these bonds responded well to the stronger-than-anticipated corporate earnings, increasing volumes and revamped product offerings from their parent Ford Motor Company. DAE Aviation Holdings Inc. is an aircraft maintenance, repair and overhaul company. Demand for its products and services increased as global economic conditions improved and airlines have looked to maintain their existing fleets rather than purchase new airplanes. This helped the company to maintain strong credit metrics throughout the fiscal year.

Also contributing to performance was our bias to the high-yield issuers versus the emerging market debt market. During the reporting period, emerging market debt, as represented by the EMBI Global, returned 23.49%, significantly underperforming the U.S. high-yield market. The Fund’s emphasis on U.S. high-yield bonds was based on our belief that U.S. high-yield valuations were more attractive on a risk/reward basis.

Finally, sector selection was an overall positive factor in results. Leading the way was our overweight to Basic Industry1, which included positions in both domestic and emerging market Metals & Mining companies, as well as our exposure to the Paper sub-sector.

Q. What were the leading detractors from performance?†

A. The Fund produced very strong results on both an absolute and relative basis for the fiscal year. However, a number of individual holdings negatively impacted the Fund’s relative results. Individual issuers that detracted the most from performance included our exposure to Station Casinos Inc., our exposure to secured Blockbuster Inc. bonds and an underweight position in the Royal Bank of Scotland Group PLC.

The gaming market had suffered deep declines due to the severe economic recession. In addition to this, home prices in Las Vegas had fallen substantially since their peak in May 2006, contributing to the pullback in economic activity. Collectively, this took its toll on the local population of Las Vegas, a market of focus for Station Casinos Inc. Given deteriorating revenues, the firm announced an exchange offer to bondholders in December 2008. However, the offer was rejected and negotiations between the parties have been difficult. Unable to reach agreement on a restructuring plan with its various debt holders, Station Casinos Inc. filed for bankruptcy protection in July 2009 and it continues to negotiate with lenders and creditors. Poor fundamental results and secular concerns over Blockbuster Inc.’s in-store rental model pressured their first lien-secured bonds during the period. As a result, our holdings detracted from performance as their prices declined in a rising market. The company is currently in restructuring negotiations with certain of its bondholders as liquidity remains challenged. While the Fund’s exposure to the Financials sector substantially increased during the reporting period, we chose to emphasize U.S.-based financial institutions. Not having a larger exposure to Royal Bank of Scotland Group PLC detracted from the Fund’s relative performance, as its high-yield bonds returned 103% during the fiscal year.

Finally, while our sector positioning was, overall, a positive contributor to performance, our overweight to the Utilities sector tempered our results. The Utilities sector was seen as defensive in nature during a period in which investors were looking to add risk to their portfolios. The Utilities sector was up 26% during the reporting period, significantly lagging the overall U.S. high-yield market.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

1                  Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

†                  All returns cited represent respective position and/or sector return within the Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

4	Western Asset High Income Fund II Inc. 2010 Annual Report

Fund overview (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888 777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 3, 2010

RISKS: As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of April 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of April 30, 2010 were: Consumer Discretionary (18.3%), Financials (17.9%), Energy (14.1%), Industrials (10.4%) and Telecommunication Services (9.8%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii                  The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii               Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v                 The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and April 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 88.8%
Consumer Discretionary — 16.5%
Auto Components — 0.2%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	2,030,000	$2,085,825	(a)
Automobiles — 0.7%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	7,855,000	3,043,813	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	9,995,000	3,773,112	(b)
Total Automobiles				6,816,925
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	760,000	720,100	(m)
Sotheby’s, Senior Notes	7.750%	6/15/15	2,150,000	2,198,375
Stonemor Operating LLC/Cornerstone Family Services/ Osiris Holdings, Senior Notes	10.250%	12/1/17	4,211,000	4,453,133	(a)(m)
Total Diversified Consumer Services				7,371,608
Hotels, Restaurants & Leisure — 6.1%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	2,515,000	2,653,325
Boyd Gaming Corp., Senior Subordinated Notes	6.750%	4/15/14	1,000,000	930,000	(m)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	468,000	327,600	(a)(m)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	2,985,000	2,873,062	(a)(m)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	4,500,000	4,027,500	(m)
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	2,530,000	2,656,500
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000	18,281	(a)(b)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	2,300,000	1,650,250
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	5,096,000	4,509,960	(m)
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	2,524,000	2,372,560
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	5,365,000	5,874,675	(m)
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	2,215,000	1,672,325	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	6,400,000	3,176,000	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,750,000	1,898,750	(a)(m)
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	160,000	161,400	(m)
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	2,000,000	1,910,000
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	890,000	979,000	(a)(m)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	2,135,000	2,436,569	(a)(m)
MGM MIRAGE Inc., Senior Secured Notes	9.000%	3/15/20	110,000	116,050	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	2,500,000	2,543,750	(m)
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	840,000	760,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	3,750,000	4,012,500	(a)(m)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	580,000	553,900	(m)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000	333,900	(m)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	4,710,000	5,251,650	(a)(m)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	850,000	890,375	(a)(m)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	2,355,000	2,472,750	(a)(m)
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	690,000	667,575
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	500,000	500,625	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	7

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	1,800,000	$1,451,250	(a)(d)(m)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	7,305,000	566,137	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000	19,938	(b)(c)
Total Hotels, Restaurants & Leisure				60,268,357
Household Durables — 0.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,137,000	1,129,750	(m)
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	1,940,000	2,058,825	(a)
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	1,021,000	971,226
Total Household Durables				4,159,801
Internet & Catalog Retail — 0.5%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,820,000	1,947,400
QVC Inc., Senior Secured Notes	7.375%	10/15/20	3,405,000	3,473,100	(a)
Total Internet & Catalog Retail				5,420,500
Media — 5.4%
Allbritton Communications Co., Senior Notes	8.000%	5/15/18	1,480,000	1,487,400	(a)
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	10,000	10,200	(a)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	10,000	10,225	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	4,740,000	4,846,650	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,680,000	3,781,200	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	785,000	773,225	(a)(m)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	2,860,000	2,845,700	(a)(m)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	8,660,000	9,829,100	(a)(m)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	1,810,000	1,778,325
CMP Susquehanna Corp.	4.774%	5/15/14	254,000	76,200	(a)(c)(d)(e)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000	1,597,500	(m)
CSC Holdings Inc., Senior Notes	8.500%	6/15/15	605,000	647,350	(a)(m)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	980,000	992,250	(m)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	3,415,000	3,602,825	(m)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000	2,146,048	(a)(f)
Live Nation Entertainment Inc., Senior Notes	8.125%	5/15/18	840,000	867,300	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	1,090,000	1,147,225	(a)(m)
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	3,400,000	3,315,000
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	3,000,000	2,996,250	(m)
Sun Media Corp., Senior Notes	7.625%	2/15/13	2,525,000	2,506,062	(m)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	3,795,000	4,212,450	(a)(m)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000	1,340,900	(a)(m)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	1,370,000	1,510,425	(m)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	1,830,000	1,962,675	(m)
Total Media				54,282,485

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	3,910,978	$4,028,307	(g)(m)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,070,000	995,100	(m)
Total Multiline Retail				5,023,407
Specialty Retail — 1.3%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	2,227,000	1,642,413	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000	2,195,000
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	9,320,000	8,679,250	(m)
Total Specialty Retail				12,516,663
Textiles, Apparel & Luxury Goods — 0.7%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	4,705,000	5,293,125
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	1,340,000	1,380,200
Total Textiles, Apparel & Luxury Goods				6,673,325
Total Consumer Discretionary				164,618,896
Consumer Staples — 1.2%
Food Products — 0.4%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	1,290,000	1,322,250	(a)(m)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	1,285,000	1,363,706	(a)(m)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,130,000	1,274,075	(a)(m)
Total Food Products				3,960,031
Household Products — 0.2%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	1,065,000	1,067,663	(a)
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	785,000	816,400	(a)(m)
Total Household Products				1,884,063
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	6,080,000	6,475,200	(a)(m)
Total Consumer Staples				12,319,294
Energy — 13.3%
Energy Equipment & Services — 1.6%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	3,510,000	3,909,262	(m)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	2,225,000	2,286,188	(m)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	1,145,000	1,145,000	(m)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,695,000	1,754,325	(a)(m)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	3,665,000	3,756,625	(m)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,805,075	(a)
Total Energy Equipment & Services				15,656,475
Oil, Gas & Consumable Fuels — 11.7%
Adaro Indonesia PT, Notes	7.625%	10/22/19	770,000	811,426	(a)(m)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,375,000	2,541,250	(a)(m)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	1,020,000	1,009,800	(m)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	7,595,000	7,253,225	(m)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,536,500	(m)
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	2,000,000	1,980,000	(m)
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	1,420,000	1,391,600	(m)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	9

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	2,500,000	$2,425,000	(m)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,870,000	2,884,350	(m)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,365,000	1,467,375	(m)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	3,840,000	4,108,800	(a)
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/49	6,986,805	5,973,718	(a)(d)(e)(g)
Crosstex Energy/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,672,000	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	2,322,000	2,501,955
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	493,000	494,410	(m)
El Paso Corp., Notes	7.875%	6/15/12	5,200,000	5,534,745	(m)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	296,759	(d)(m)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	130,000	85,997	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	3,900,000	4,056,000
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	2,070,000	2,300,287	(a)(f)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	2,860,000	2,981,550	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,747,950	(a)(f)
Mariner Energy Inc., Senior Notes	8.000%	5/15/17	815,000	902,613	(m)
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	2,440,000	2,540,650	(m)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	4,330,000	4,524,850	(a)(m)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,820,000	1,874,600	(a)(m)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	1,480,000	1,417,100	(m)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	1,495,000	1,442,675
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,010,000	3,085,250
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	1,700,000	1,810,500
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	400,000	424,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,012,530	(f)
Penn Virginia Resource Partners LP/ Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	1,970,000	2,019,250
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,190,128	(f)
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	3,045,000	3,197,250	(m)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	2,200,000	2,101,000	(a)(m)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	292,800	(a)(m)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,975,000	2,197,187	(m)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,401,250	(m)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	485,000	565,025	(m)
Quicksilver Resources Inc., Senior Subordinated Notes	7.125%	4/1/16	3,000,000	2,917,500
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	7,890,000	7,988,625	(g)(m)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	1,750,000	1,736,875	(m)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	5,098,600
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,025,000	(m)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	1,705,000	1,768,938	(m)
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,510,000	1,556,085	(a)(m)
Total Oil, Gas & Consumable Fuels				117,144,978
Total Energy				132,801,453

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 15.1%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	$2,256,388
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	2,715,000	610,875	(b)
Total Capital Markets				2,867,263
Commercial Banks — 1.8%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,910,000	1,589,825	(m)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000	980,912	(a)(m)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,300,000	1,365,000	(a)(d)(h)(m)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,174,000	1,137,685	(a)(d)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000	1,132,242	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,300,000	1,300,000	(m)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,762,000	1,788,430	(m)
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	3,040,000	3,304,304	(a)(f)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000	1,094,773	(a)(f)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	1,204,000	1,300,200	(a)(f)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	2,010,000	2,307,882	(a)(f)
Total Commercial Banks				17,301,253
Consumer Finance — 5.1%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	3,130,000	3,693,400	(a)(m)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000	1,058,554	(m)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	580,000	599,748	(m)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	15,550,000	18,833,134	(m)
GMAC Inc., Senior Notes	6.875%	8/28/12	3,166,000	3,241,193	(m)
GMAC Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,186,050	(m)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	11,000	11,069
GMAC LLC, Debentures, zero coupon bond	0.000%	6/15/15	4,290,000	2,874,300	(m)
GMAC LLC, Senior Bonds, zero coupon bond	0.000%	12/1/12	4,210,000	3,531,958	(m)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,675,000	2,676,763	(m)
SLM Corp., Senior Notes	8.000%	3/25/20	8,560,000	8,252,756	(m)
Total Consumer Finance				50,958,925
Diversified Financial Services — 6.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000	4,270,000
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000	2,753,800	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,605,500	(m)
CCM Merger Inc., Notes	8.000%	8/1/13	4,430,000	4,103,287	(a)(m)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	4,882,937	4,724,242
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	556,732	532,375
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,497,888	2,382,361
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	8,639,044	8,239,488	(m)
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	2,480,000	2,566,800	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	3,870,000	3,727,979
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	3,070,000	2,852,779
International Lease Finance Corp., Notes	5.875%	5/1/13	990,000	935,365

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	11

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	5,250,000	$5,223,750	(a)(m)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	90,000	94,837	(d)(h)(m)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	3,595,000	3,734,306	(a)
Leucadia National Corp., Senior Notes	7.750%	8/15/13	80,000	83,700	(m)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	3,670,000	3,862,675	(m)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000	2,193,000	(m)
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	1,450,000	1,497,125	(a)
TNK-BP Finance SA	6.625%	3/20/17	230,000	235,750	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,540,000	1,655,500	(a)(f)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,508,150	(a)(f)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	221,000	(a)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	2,200,000	2,255,000	(a)(m)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,640,000	2,626,800	(a)
Total Diversified Financial Services				64,885,569
Insurance — 0.6%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	1,850,000	1,616,437	(d)(m)
American International Group Inc., Medium-Term Notes, Senior Notes	5.450%	5/18/17	135,000	124,472	(m)
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,397,878	(m)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,153,158	(a)(m)
Total Insurance				6,291,945
Real Estate Investment Trusts (REITs) — 0.2%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	1,500,000	1,533,750	(m)
Real Estate Management & Development — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,297,400	778,440	(a)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	5,605,000	5,254,687	(m)
Total Real Estate Management & Development				6,033,127
Total Financials				149,871,832
Health Care — 5.1%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	2,150,000	2,375,750	(m)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,710,000	1,889,550	(g)(m)
Total Health Care Equipment & Supplies				4,265,300
Health Care Providers & Services — 4.5%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,419,875	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	6,175,000	5,912,562	(m)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000	1,116,313	(m)
HCA Inc., Senior Notes	6.300%	10/1/12	180,000	183,600
HCA Inc., Senior Secured Notes	9.625%	11/15/16	8,894,000	9,694,460	(g)(m)
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	1,408,000	1,540,000	(a)(m)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	5,810,000	6,645,187	(a)(m)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,470,000	1,280,738	(m)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	1,010,000	868,600	(d)(m)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,840,000	$4,827,900	(g)(m)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	8,442,000	8,104,320	(d)(g)(m)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	2,130,000	2,236,500	(m)
Total Health Care Providers & Services				44,830,055
Pharmaceuticals — 0.1%
Pharmanet Development Group Inc., Senior Secured Notes	10.875%	4/15/17	1,100,000	1,131,625	(a)
Total Health Care				50,226,980
Industrials — 9.5%
Aerospace & Defense — 1.0%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	4,130,000	4,326,175	(a)(m)
Kac Acquisition Co., Subordinated Notes	8.000%	4/26/26	106,119	0	(b)(c)(e)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	1,275,000	1,311,656	(a)(m)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,810,000	3,986,213	(a)
Total Aerospace & Defense				9,624,044
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000	557,500	(a)
Airlines — 2.5%
Continental Airlines Inc., Pass-Through Certificates	8.312%	10/2/12	860,736	852,128
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	1,708,191	1,667,621
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,911,452	4,862,337	(m)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	9,280,000	9,303,200	(a)(m)
Delta Air Lines Inc., Pass-Through Certificates	7.379%	5/18/10	95,625	96,103
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	2,135,000	2,135,000	(m)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	1,432,586	1,464,819	(m)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Notes	9.750%	12/17/16	1,150,000	1,219,000	(m)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	457,057	436,490
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,310,000	1,393,513	(a)(m)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,080,000	1,136,700	(a)
Total Airlines				24,566,911
Building Products — 1.0%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000	2,412,550	(a)(f)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,202,000	2,350,635	(a)(f)
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	3,887,200	4,217,612
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000	830,800	(a)
Total Building Products				9,811,597
Commercial Services & Supplies — 1.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	3,075,000	3,420,937	(a)(m)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,060,000	1,054,700	(a)(m)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	4,775,000	4,566,094	(a)(m)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	1,320,000	1,374,450	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000	3,046,537	(a)(m)
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	455,000	469,788	(m)
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	1,155,000	1,267,613	(a)
Total Commercial Services & Supplies				15,200,119

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	13

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	3,740,000	$4,029,850	(a)(f)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	2,850,000	2,753,812	(a)
Marine — 0.5%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	5,270,000	5,355,637	(a)(m)
Road & Rail — 1.5%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	2,329,000	2,394,212
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	2,200,000	2,255,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	2,905,000	3,449,688	(m)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	670,000	701,825	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	280,000	336,000	(m)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	950,000	1,009,375
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	4,347,000	4,705,627	(m)
Total Road & Rail				14,851,727
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	2,255,000	2,333,925	(a)(m)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,205,000	2,205,000	(m)
Total Trading Companies & Distributors				4,538,925
Transportation — 0.3%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,460,000	3,498,925	(a)
Total Industrials				94,789,047
Information Technology — 3.7%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	4,498,750	(m)
Electronic Equipment, Instruments & Components — 1.2%
Jabil Circuit Inc., Senior Notes	7.750%	7/15/16	2,575,000	2,742,375	(m)
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	150,000	163,125
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	3,490,000	3,490,000	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	6,105,000	6,043,950
Total Electronic Equipment, Instruments & Components				12,439,450
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	3,498,525	3,620,973	(g)(m)
First Data Corp., Senior Notes	5.625%	11/1/11	3,100,000	2,685,375	(m)
First Data Corp., Senior Notes	9.875%	9/24/15	440,000	404,800	(m)
First Data Corp., Senior Notes	10.550%	9/24/15	5,411,135	4,815,910	(g)(m)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	1,390,000	1,369,150	(a)(m)
Total IT Services				12,896,208
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	385,000	381,150	(m)
Freescale Semiconductor Inc., Senior Notes	9.125%	12/15/14	1,332,442	1,335,773	(g)(m)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	2,370,000	2,476,650	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,030,000	995,238	(m)
Total Semiconductors & Semiconductor Equipment				5,188,811

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	2,160,000		$2,184,300	(a)
Total Information Technology					37,207,519
Materials — 9.3%
Chemicals — 2.2%
Ashland Inc., Senior Notes	9.125%	6/1/17	4,975,000		5,683,937	(a)(m)
CF Industries Inc., Senior Notes	6.875%	5/1/18	410,000		428,450
CF Industries Inc., Senior Notes	7.125%	5/1/20	1,420,000		1,498,100
FMC Finance III SA, Senior Notes	6.875%	7/15/17	3,520,000		3,669,600	(m)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	3,040,000		3,222,400	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	1,260,000		1,245,825	(a)(m)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,753,000	EUR	2,488,661	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,925,000		2,064,563	(m)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,126,875
Total Chemicals					22,428,411
Containers & Packaging — 1.4%
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	3,640,000		3,626,350	(a)
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	1,455,000		1,436,813	(m)
BWAY Corp., Senior Subordinated Notes	10.000%	4/15/14	1,445,000		1,589,500
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	2,100,000		0	(b)(c)(e)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.500%	5/15/18	920,000		931,500	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,210,000		2,364,700
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	3,730,000		3,823,250	(a)(m)
Total Containers & Packaging					13,772,113
Metals & Mining — 2.4%
Evraz Group SA, Notes	8.875%	4/24/13	2,840,000		3,003,300	(a)
Evraz Group SA, Notes	8.875%	4/24/13	1,590,000		1,669,500	(a)(f)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		724,200	(a)(m)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	4,875,000		5,313,750	(m)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,348,672	(m)
Ryerson Holding Corp., Senior Discount Notes, zero coupon bond	0.000%	2/1/15	5,220,000		2,486,025	(a)(e)
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	1,000,000		1,210,000	(m)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,296,000		2,708,784	(f)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,143,000		2,255,137	(f)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,245,950	(a)(f)
Total Metals & Mining					23,965,318
Paper & Forest Products — 3.3%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	2,229,871		2,363,664	(a)(b)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	2,680,000		2,733,600	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	5,530,000		5,032,300	(a)(m)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	3,170,000		3,487,000	(a)(m)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	4,040,000		4,171,300	(m)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,221,858	(a)(m)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	15

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	2,505,000	$2,298,337	(m)
Verso Paper Holdings LLC	11.375%	8/1/16	2,950,000	2,839,375
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	4,265,000	4,766,137	(a)(m)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	3,600,000	3,690,000	(m)
Total Paper & Forest Products				32,603,571
Total Materials				92,769,413
Telecommunication Services — 9.6%
Diversified Telecommunication Services — 5.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,740,000	4,704,450	(a)(f)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000	368,150	(a)(f)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,880,000	3,146,400	(a)(m)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,305,000	1,057,050	(m)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	5,441,000	544	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	990,000	1,037,025	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	3,140,000	3,281,300	(m)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,895,000	5,225,412
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,380,000	1,500,750
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	7,775,000	8,435,875	(m)
Level 3 Financing Inc., Senior Notes	8.750%	2/15/17	3,000,000	2,842,500	(m)
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	1,820,000	1,801,800	(a)(m)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	1,085,000	1,167,731	(a)(m)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	2,480,000	2,672,200	(a)(m)
tw telecom holdings Inc., Senior Notes	8.000%	3/1/18	2,620,000	2,724,800	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000	2,414,250	(a)(f)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000	752,500	(a)(m)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	3,653,000	3,917,843	(a)(m)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,260,000	3,431,150	(a)(g)(m)
Windstream Corp., Senior Notes	8.625%	8/1/16	3,505,000	3,605,769	(m)
Total Diversified Telecommunication Services				54,087,499
Wireless Telecommunication Services — 4.2%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	3,130,000	3,640,490	(a)(c)(g)(m)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	5,180,000	5,400,150	(m)
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	810,000	835,313	(m)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	5,155,000	5,464,300	(m)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,500,000	2,187,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	11,875,000	11,934,375	(m)
True Move Co., Ltd., Notes	10.750%	12/16/13	11,515,000	11,802,875	(a)(f)
Total Wireless Telecommunication Services				41,265,003
Total Telecommunication Services				95,352,502
Utilities — 5.5%
Electric Utilities — 1.8%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,880,000	3,204,000	(a)(f)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	4,380,000	4,708,500	(m)
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	13,530,000	10,215,150	(m)
Total Electric Utilities				18,127,650

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	$2,285,750
Independent Power Producers & Energy Traders — 3.4%
AES Corp., Senior Notes	9.375%	9/15/10	400,000	408,000	(m)
AES Corp., Senior Notes	8.000%	10/15/17	621,000	642,735	(m)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,119,232	(a)(f)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	3,975,000	2,762,625
Dynegy Inc., Bonds	7.670%	11/8/16	4,100,000	3,876,550	(m)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	2,890,000	2,261,425	(m)
Edison Mission Energy, Senior Notes	7.200%	5/15/19	1,405,000	1,011,600	(m)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	4,605,000	3,154,425	(m)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	6,650,000	5,270,125	(m)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,730,000	1,262,900	(g)
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	710,000	692,250
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,655,000	4,398,975	(m)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,143,448	2,330,999
NRG Energy Inc., Senior Notes	7.250%	2/1/14	1,960,000	1,991,850	(m)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	905,000	898,213	(m)
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,310,000	1,293,625	(m)
Total Independent Power Producers & Energy Traders				33,375,529
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	828,800	(a)(m)
Total Utilities				54,617,729
Total Corporate Bonds & Notes (Cost — $840,394,192)				884,574,665
Collateralized Mortgage Obligation — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $1,407,725)	2.312%	4/20/35	2,291,359	1,938,527	(d)
Collateralized Senior Loans — 2.5%
Consumer Discretionary — 0.5%
Media — 0.5%
Newsday LLC, Term Loan	10.500%	7/15/10	4,000,000	4,370,000	(i)(j)
SuperMedia, Term Loan	11.000%	6/30/10	769,537	722,578	(i)(j)
Total Consumer Discretionary				5,092,578
Energy — 0.7%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	5/13/10	5,557,815	5,002,033	(c)(i)(j)
Oil, Gas & Consumable Fuels — 0.2%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.273%	5/28/10	279,613	265,749	(i)(j)
Ashmore Energy International, Term Loan	3.290%	6/30/10	1,879,640	1,786,442	(i)(j)
Total Oil, Gas & Consumable Fuels				2,052,191
Total Energy				7,054,224
Financials — 0.4%
Real Estate Management & Development — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/10	3,500,000	3,948,438	(i)(j)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	17

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 0.4%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.290 - 2.354%	6/30/10	1,000,000		$861,094	(i)(j)
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.313 - 2.375%	7/28/10	3,006,566		2,776,564	(i)(j)
Trading Companies & Distributors — 0.0%
Penhall International Corp., Term Loan	9.442%	10/1/10	3,014,108		376,764	(i)(j)
Total Industrials					4,014,422
Materials — 0.1%
Chemicals — 0.1%
Lyondell Chemical Co., Term Loan	3.748 - 7.000%	5/28/10	697,895		636,829	(i)(j)
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Level 3 Communications Inc., Term Loan	11.500%	10/15/10	2,000,000		2,191,250	(i)(j)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.751 - 3.790%	6/30/10	2,393,862		1,956,649	(i)(j)
Total Collateralized Senior Loans (Cost — $25,604,896)					24,894,390
Convertible Bonds & Notes — 0.6%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management Inc., Senior Notes	4.000%	2/15/15	640,000		660,800
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	6,340,000		5,690,150	(m)
Total Convertible Bonds & Notes (Cost — $6,142,175)					6,350,950
Sovereign Bonds — 3.5%
Argentina — 0.3%
Republic of Argentina	9.250%	10/21/02	1,400,000	EUR	820,173	(b)
Republic of Argentina	9.000%	6/20/03	300,000	EUR	180,744	(b)
Republic of Argentina	10.250%	1/26/07	250,000	EUR	157,278	(b)
Republic of Argentina	8.000%	2/26/08	275,000	EUR	168,428	(b)
Republic of Argentina, Bonds	7.000%	9/12/13	665,000		588,322
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	97,000	EUR	8,976	(d)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	1,175,000	EUR	711,826	(b)
Republic of Argentina, Medium-Term Notes	8.125%	10/4/04	600,000	EUR	351,503	(b)
Republic of Argentina, Medium-Term Notes	9.000%	5/24/05	525,000	EUR	318,050	(a)(b)
Total Argentina					3,305,300
Brazil — 1.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	19,078,000	BRL	10,616,511
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,639,000	BRL	1,358,631
Total Brazil					11,975,142
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		571,230
Hungary — 0.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	700,000		734,173

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.4%
Republic of Indonesia	10.250%	7/15/22	11,011,000,000	IDR	$1,362,499
Republic of Indonesia	11.000%	9/15/25	7,031,000,000	IDR	894,733
Republic of Indonesia	10.250%	7/15/27	6,948,000,000	IDR	827,327
Republic of Indonesia, Bonds	9.750%	5/15/37	8,327,000,000	IDR	910,040
Total Indonesia					3,994,599
Panama — 0.5%
Republic of Panama	9.375%	4/1/29	1,097,000		1,519,345	(f)
Republic of Panama	6.700%	1/26/36	3,370,000		3,681,725	(f)
Total Panama					5,201,070
Turkey — 0.6%
Republic of Turkey	11.875%	1/15/30	1,175,000		1,880,000	(f)
Republic of Turkey, Bonds	7.000%	9/26/16	594,000		663,052	(f)
Republic of Turkey, Senior Notes	7.000%	6/5/20	490,000		538,388	(f)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,784,000		2,808,360	(f)
Total Turkey					5,889,800
Venezuela — 0.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,443,250	(a)(f)
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	1,164,000		855,540	(f)
Total Venezuela					3,298,790
Total Sovereign Bonds (Cost — $32,669,504)					34,970,104

	Shares
Common Stocks — 1.7%
Consumer Discretionary — 1.1%
Media — 1.1%
Charter Communications Inc.	187,249	7,096,737	*(e)
Charter Communications Inc., Class A Shares	88,573	3,356,917	*
Dex One Corp.	5,437	164,796	*
SuperMedia Inc.	6,947	311,932	*
Total Consumer Discretionary		10,930,382
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares	20,408	592,841	*
Financials — 0.1%
Diversified Financial Services — 0.1%
CIT Group Inc.	31,946	1,297,008	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.	7,072	335,941	*
Materials — 0.4%
Chemicals — 0.4%
Georgia Gulf Corp.	166,551	3,420,957	*
Total Common Stocks (Cost — $16,625,829)		16,577,129

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	19

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Preferred Stocks — 1.1%
Financials — 1.1%
Diversified Financial Services — 1.1%
Bank of America Corp.	7.250%		6,812	$6,689,316	(m)
Citigroup Inc.	7.500%	12/15/12	33,500	4,415,970	(m)
Total Convertible Preferred Stocks (Cost — $9,929,053)				11,105,286

		Shares
Preferred Stocks — 1.3%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%	101,500	2,267,510
Corts-Ford Motor Co.	8.000%	1,800	42,966
Ford Motor Co., Series F	7.550%	2,700	64,125
Total Automobiles			2,374,601
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%	59,329	59	*(a)(c)(d)(e)
Total Consumer Discretionary			2,374,660
Financials — 1.1%
Commercial Banks — 0.3%
Santander Finance Preferred SA Unipersonal	10.500%	105,775	2,873,907	(c)
Diversified Financial Services — 0.8%
Citigroup Capital XII	8.500%	214,775	5,619,051	(d)
Preferred Plus, Series FMC1 Trust	8.250%	8,200	196,390
Preferred Plus, Trust, Series FRD-1	7.400%	12,600	278,460
Saturns, Series F 2003-5	8.125%	69,100	1,661,855
Total Diversified Financial Services			7,755,756
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	84,700	123,662	*
Total Financials			10,753,325
Total Preferred Stocks (Cost — $13,908,254)			13,127,985

	Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	18,500	511,062
Buffets Restaurant Holdings	4/28/14	3,488	35	*(c)(e)
Charter Communications Inc.	11/30/14	4,876	29,257	*
CNB Capital Trust	3/23/19	67,797	68	*(a)(c)(e)
Nortek Inc.	12/7/14	8,427	21,068	*(e)
SemGroup Corp.	11/30/14	21,482	177,224	*(c)
Turbo Beta Ltd.	11/1/14	1	0	*(c)(e)
Total Warrants (Cost — $119,065)			738,714
Total Investments Before Short-Term Investments (Cost — $946,800,693)			994,277,750

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.2%
U.S. Government Agency — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $372,783)	0.190%	8/19/10	373,000	$372,787	(k)(l)
Repurchase Agreement — 0.2%
Morgan Stanley tri-party repurchase agreement dated 4/30/10; Proceeds at maturity — $1,553,023; (Fully collateralized by U.S. government agency obligations, 2.620% due 1/21/14; Market value — $1,597,012) (Cost — $1,553,000)	0.180%	5/3/10	1,553,000	1,553,000
Total Short-Term Investments (Cost — $1,925,783)				1,925,787
Total Investments — 100.0% (Cost — $948,726,476#)				$996,203,537

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of April 30, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	The date shown represents the last in a range of interest reset dates.
(j)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(m)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
#	Aggregate cost for federal income tax purposes is $952,486,502.

Abbreviations used in this schedule:

BRL — Brazilian Real
EUR — Euro
IDR — Indonesian Rupiah

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	21

Statement of assets and liabilities

April 30, 2010

Assets:
Investments, at value (Cost — $948,726,476)	$996,203,537
Foreign currency, at value (Cost — $344,768)	376,980
Cash	761
Interest and dividends receivable	22,993,205
Receivable for securities sold	8,864,978
Receivable for forward currency contracts	50,812
Receivable from broker — variation margin on open futures contracts	3,078
Prepaid expenses	68,824
Total Assets	1,028,562,175

Liabilities:
Loan payable (Note 5)	196,500,000
Payable for open reverse repurchase agreements (Note 3)	54,603,698
Payable for securities purchased	25,079,899
Investment management fee payable	646,907
Interest payable (Notes 3 and 5)	374,722
Deferred foreign capital gains tax	9,843
Directors’ fees payable	9,250
Accrued expenses	215,651
Total Liabilities	277,439,970
Total Net Assets	$751,122,205

Net Assets:
Par value ($0.001 par value; 83,456,689 shares issued and outstanding; 100,000,000 shares authorized)	$83,457
Paid-in capital in excess of par value	1,076,542,623
Undistributed net investment income	9,200,373
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(382,358,113)
Net unrealized appreciation on investments, futures contracts and foreign currencies	47,653,865	*
Total Net Assets	$751,122,205

Shares Outstanding	83,456,689

Net Asset Value	$9.00

* Net of deferred foreign capital gains tax of $9,843.

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2010 Annual Report

Statement of operations

For the Year Ended April 30, 2010

Investment Income:
Interest	$101,547,814
Dividends	1,241,638
Less: Foreign taxes withheld	(47,098)
Total Investment Income	102,742,354

Expenses:
Investment management fee (Note 2)	7,030,208
Interest expense (Notes 3 and 5)	3,882,802
Commitment fees (Note 5)	2,388,787
Directors’ fees	205,859
Legal fees	162,085
Stock exchange listing fees	83,535
Audit and tax	78,500
Transfer agent fees	73,141
Custody fees	43,510
Shareholder reports	42,939
Insurance	11,224
Miscellaneous expenses	5,392
Total Expenses	14,007,982
Net Investment Income	88,734,372

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(57,048,256)
Futures contracts	(13,632)
Foreign currency transactions	158,513
Net Realized Loss	(56,903,375)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	299,359,076	*
Futures contracts	88,833
Foreign currencies	68,312
Change in Net Unrealized Appreciation/Depreciation	299,516,221
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	242,612,846
Increase in Net Assets From Operations	$331,347,218

* Net of change of $9,843 in deferred foreign capital gains tax.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended April 30,	2010	2009

Operations:
Net investment income	$88,734,372	$91,234,602
Net realized loss	(56,903,375)	(214,286,186)
Change in net unrealized appreciation/depreciation	299,516,221	(157,899,942)
Increase (Decrease) in Net Assets From Operations	331,347,218	(280,951,526)

Distributions to Shareholders From (Note 1):
Net investment income	(94,488,329)	(90,608,414)
Decrease in Net Assets From Distributions to Shareholders	(94,488,329)	(90,608,414)

Fund Share Transactions (Note 7):
Net assets of shares issued in connection with merger (0 and 4,286,967 shares issued, respectively)	—	39,324,962
Reinvestment of distributions (1,139,677 and 415,672 shares issued, respectively)	9,305,410	2,384,010
Cost of aggregate fractional shares repurchased (0 and 414 aggregate fractional shares, respectively)	—	(3,800)
Increase in Net Assets From Fund Share Transactions	9,305,410	41,705,172
Increase (Decrease) in Net Assets	246,164,299	(329,854,768)

Net Assets:
Beginning of year	504,957,906	834,812,674
End of year*	$751,122,205	$504,957,906
* Includes undistributed net investment income of:	$9,200,373	$13,665,604

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2010 Annual Report

Statement of cash flows

For the Year Ended April 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$85,022,714
Operating expenses paid	(10,225,234)
Interest paid	(3,845,344)
Net sales and maturities of short-term investments	1,903,387
Realized loss on futures contracts	(13,632)
Realized gain on foreign currency transactions	158,513
Net change in unrealized appreciation on futures contracts	88,833
Net change in unrealized appreciation on foreign currencies	68,312
Purchases of long-term investments	(729,976,755)
Proceeds from disposition of long-term investments	695,237,698
Change in receivable from broker — variation margin on open futures contracts	(3,078)
Change in receivable for open forward currency contracts	(50,812)
Change in deferred foreign capital gains tax	9,843
Net Cash Provided By Operating Activities	38,374,445

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(85,182,919)
Proceeds from loan	35,000,000
Proceeds from reverse repurchase agreements	11,952,378
Net Cash Used By Financing Activities	(38,230,541)
Net Increase in Cash	143,904
Cash, beginning of year	233,837
Cash, end of year	$377,741

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in net assets from operations	$331,347,218
Accretion of discount on investments	(20,689,307)
Amortization of premium on investments	774,768
Increase in investments, at value	(288,535,802)
Increase in payable for securities purchased	10,276,799
Decrease in interest and dividends receivable	2,194,899
Decrease in receivable for securities sold	3,112,513
Increase in receivable for open forward currency contracts	(50,812)
Increase in receivable to broker — variation margin on open futures contracts	(3,078)
Decrease in prepaid expenses	11,575
Increase in interest payable	37,458
Decrease in accrued expenses	(111,629)
Increase in deferred foreign capital gains tax	9,843
Total Adjustments	(292,972,773)
Net Cash Flows Provided by Operating Activities	$38,374,445

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$9,305,410

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:

	2010[1]	2009[1]	2008[1]	2007[1]	2006

Net asset value, beginning of year	$6.13	$10.76	$12.38	$11.74	$11.10

Income (loss) from operations:
Net investment income	1.07	1.14	1.05	0.90	0.92
Net realized and unrealized gain (loss)	2.94	(4.64)	(1.69)	0.63	0.63
Total income (loss) from operations	4.01	(3.50)	(0.64)	1.53	1.55

Less distributions from:
Net investment income	(1.14)	(1.13)	(0.98)	(0.89)	(0.91)
Total distributions	(1.14)	(1.13)	(0.98)	(0.89)	(0.91)

Net asset value, end of year	$9.00	$6.13	$10.76	$12.38	$11.74

Market price, end of year	$9.82	$6.22	$9.90	$11.61	$10.04
Total return, based on NAV [2,3]	69.38%	(32.74)%	(5.19)%	13.58%[4]	14.43%
Total return, based on Market Price [3]	81.29%	(25.51)%	(6.15)%	25.58%	(1.58)%

Net assets, end of year (000s)	$751,122	$504,958	$834,813	$960,555	$911,338

Ratios to average net assets:
Gross expenses	2.12%	3.03%	2.94%	1.96%	2.31%
Gross expenses, excluding interest expense	1.53	1.60	1.21	1.01	1.21
Net expenses	2.12	3.03	2.94 [5]	1.96	2.30 [6]
Net expenses, excluding interest expense	1.53	1.60	1.21 [5]	1.01	1.20 [6]
Net investment income	13.44	15.02	9.25	7.55	7.94

Portfolio turnover rate	81%	53%	52%	90%	55%

Supplemental data:
Loans outstanding, end of year (000s)	$196,500	$161,500	$250,000	$125,000	$125,000
Asset coverage for loan outstanding	482%	413%	434%	868%	829%
Weighted average loan (000s)	$169,363	$219,563	$213,320	$125,000	$203,630
Weighted average interest rate on loans	1.80%	3.00%	5.00%	5.56%	4.21%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
4	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
5	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
6	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset High Income Fund II Inc. 2010 Annual Report	27

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$884,498,465	$76,200	$884,574,665
Collateralized mortgage obligation	—	1,938,527	—	1,938,527
Collateralized senior loans	—	24,894,390	—	24,894,390
Convertible bonds & notes	—	6,350,950	—	6,350,950
Sovereign bonds	—	34,970,104	—	34,970,104
Common stocks:
Consumer discretionary	$ 3,833,645	7,096,737	—	10,930,382
Other common stocks	5,646,747	—	—	5,646,747
Convertible preferred stocks	11,105,286	—	—	11,105,286
Preferred stocks:
Consumer discretionary	2,374,601	—	59	2,374,660
Financials	5,134,274	5,619,051	—	10,753,325
Warrants	—	717,543	21,171	738,714
Total long-term investments	$28,094,553	$966,085,767	$97,430	$994,277,750
Short-term investments†	—	1,925,787	—	1,925,787
Total investments	$28,094,553	$968,011,554	$97,430	$996,203,537
Other financial instruments:
Futures contracts	$ 88,833	—	—	$ 88,833
Forward foreign currency contract	—	$ 50,812	—	50,812
Total other financial instruments	$ 88,833	$ 50,812	—	$ 139,645
Total	$28,183,386	$968,062,366	$97,430	$996,343,182

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Common Stocks	Escrowed Shares	Preferred Stocks	Warrants	Total
Balance as of April 30, 2009	$2,705,414	$ 0	$ 0	$ 0	$ 25,215	$ 1,864	$2,732,493
Accrued premiums/discounts	151,441	—	—	—	—	—	151,441
Realized gain/(loss)[1]	59,746	(3,942,677)	(4,225,322)	—	(80,500)	(60,715)	(8,249,468)
Change in unrealized appreciation (depreciation)[2]	968,433	3,942,677	4,233,217	(0)	55,344	(27,426)	9,172,245
Net purchases (sales)	(2,178,266)	—	(7,895)	—	—	107,448	(2,078,713)
Net transfers in and/or out of Level 3	(1,630,568)	—	—	—	—	—	(1,630,568)
Balance as of April 30, 2010	$76,200	—	—	—	$ 59	$ 21,171	$97,430
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2010[2]	$(35,571)	—	—	—	$(25,156)	$ (88,141)	$(148,868)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

28	Western Asset High Income Fund II Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset High Income Fund II Inc. 2010 Annual Report	29

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

30	Western Asset High Income Fund II Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(k) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of April 30, 2010, there were $9,843 of deferred capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$41,322,321	$(41,322,321)
(b)	$1,288,726	(1,288,726)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Western Asset High Income Fund II Inc. 2010 Annual Report	31

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$740,253,554
Sales	693,323,578

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,057,337
Gross unrealized depreciation	(47,340,302)
Net unrealized appreciation	$43,717,035

At April 30, 2010, the Fund had the following open future contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	65	6/10	$ 7,762,930	$ 8,062,031	$ 299,101
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	6/10	30,260,747	30,471,015	(210,268)
Net unrealized gain on open futures contracts					$ 88,833

At April 30, 2010, the Fund had the following open forward foreign currency contract:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contract to Sell:
Euro	1,742,359	$2,319,982	5/18/10	$50,812

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$49,777,186	1.554%	$55,977,131

*  Average based on numbers of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.000% to 3.250% during the year ended April 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $784,421.

At April 30, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount

Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $4,740,000 Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $4,793,309

$ 3,082,422
Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.250% to be repurchased at $1,163,893 on 6/3/10, collateralized by: $1,097,000 Republic of Panama, 9.375% due 4/1/29; Market value (including accrued interest) $1,527,775	1,154,592
Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,204,000 RSHB Capital, 7.175% due 5/16/13; Market value (including accrued interest) $1,339,814	909,742

32	Western Asset High Income Fund II Inc. 2010 Annual Report

Notes to financial statements (cont’d)

Security	Face Amount

Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,010,000 RSHB Capital, 9.000% due 6/11/14; Market value (including accrued interest) $2,377,956

$ 1,616,040
Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,175,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $1,920,857	1,531,613
Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,784,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $2,831,765	2,294,294
Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000 Vedanta Resources PLC, 8.750% due 1/15/14; Market value (including accrued interest) $2,298,987	1,256,490
Reverse Repurchase Agreement with Credit Suisse, dated 10/21/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $3,740,000 Odebrecht Finance Ltd., 7.500% due 10/18/17; Market value (including accrued interest) $4,039,813	2,324,036
Reverse Repurchase Agreement with Credit Suisse, dated 10/21/09 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $1,164,000 Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) $888,097	595,270
Reverse Repurchase Agreement with Credit Suisse, dated 10/30/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $6,067,000 Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) $6,163,810	4,610,313
Reverse Repurchase Agreement with Credit Suisse, dated 11/20/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,802,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $1,927,561	1,214,908
Reverse Repurchase Agreement with Credit Suisse, dated 11/20/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,860,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $2,045,094	1,254,012
Reverse Repurchase Agreement with Credit Suisse, dated 12/22/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $3,370,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,478,237	1,518,185
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.250% to be repurchased at $2,575,647 on 6/3/10, collateralized by: $3,370,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $3,740,979	2,565,581
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $7,000,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $7,456,154	3,910,900
Reverse Repurchase Agreement with Credit Suisse, dated 3/15/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,784,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,147,123	1,461,810
Reverse Repurchase Agreement with Credit Suisse, dated 4/5/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $2,165,807	1,505,200
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,175,310	731,402
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000 RSHB Capital, 6.299% due 5/15/17; Market value (including accrued interest) $1,125,431	861,408
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,320,000 RSHB Capital, 7.125% due 1/14/14; Market value (including accrued interest) $1,453,003	1,132,560
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $490,000 Republic of Turkey, 7.000% due 6/5/20; Market value (including accrued interest) $552,239	527,730
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $594,000 Republic of Turkey, 7.000% due 9/26/16; Market value (including accrued interest) $667,120	632,610
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $370,000 Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $375,086	312,650

Western Asset High Income Fund II Inc. 2010 Annual Report	33

Security	Face Amount

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/5/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,145,000 Petrobras International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,212,091

$ 1,017,905
Reverse Repurchase Agreement with UBS Securities LLC, dated 9/10/09 bearing 1.000% to be repurchased at $1,303,194 on 6/4/10, collateralized by: $1,540,000 TNK-BP Finance SA, 7.500% due 7/18/16; Market value (including accrued interest) $1,688,363	1,293,600
Reverse Repurchase Agreement with UBS Securities LLC, dated 9/10/09 bearing 1.000% to be repurchased at $1,155,255 on 6/4/10, collateralized by: $1,390,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $1,522,725	1,146,750
Reverse Repurchase Agreement with UBS Securities LLC, dated 9/10/09 bearing 0.500% to be repurchased at $801,486 on 6/4/10, collateralized by: $1,170,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,169,739	798,525
Reverse Repurchase Agreement with UBS Securities LLC, dated 9/10/09 bearing 0.500% to be repurchased at $1,553,741 on 6/4/10, collateralized by: $1,720,000 RSHB Capital, 7.125% due 1/14/14; Market value (including accrued interest) $1,915,323	1,548,000
Reverse Repurchase Agreement with UBS Securities LLC, dated 10/13/09 bearing 0.850% to be repurchased at $2,544,783 on 6/4/10, collateralized by: $2,880,000 EEB International Ltd., 8.750% due 10/31/14; Market value (including accrued interest) $3,330,000	2,530,800
Reverse Repurchase Agreement with UBS Securities LLC, dated 10/13/09 bearing 0.950% to be repurchased at $1,335,848 on 6/4/10, collateralized by: $1,590,000 Evraz Group SA, 8.875% due 4/24/13; Market value (including accrued interest) $1,672,199	1,327,650
Reverse Repurchase Agreement with UBS Securities LLC, dated 10/13/09 bearing 0.450% to be repurchased at $1,764,647 on 6/4/10, collateralized by: $2,070,000 KazMunaiGaz Finance Sub B.V., 8.375% due 7/2/13; Market value (including accrued interest) $2,357,277	1,759,500
Reverse Repurchase Agreement with UBS Securities LLC, dated 10/13/09 bearing 0.850% to be repurchased at $1,903,006 on 6/4/10, collateralized by: $2,220,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $2,494,694	1,892,550
Reverse Repurchase Agreement with UBS Securities LLC, dated 1/15/10 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Globo Communications e Participacoes SA, 7.250% due 4/26/22; Market value (including accrued interest) $2,106,981	1,705,000
Reverse Repurchase Agreement with UBS Securities LLC, dated 3/25/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 LUKOIL International Finance BV, 6.356% due 6/7/17; Market value (including accrued interest) $1,791,499	1,625,400
Reverse Repurchase Agreement with UBS Securities LLC, dated 4/5/10 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $1,100,000 Colbun SA, 6.000% due 1/21/20; Market value (including accrued interest) $1,137,464	954,250
Total reverse repurchase agreements (Proceeds — $54,603,698)	$54,603,698

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$299,101	—	$299,101
Forward foreign currency contracts	—	$50,812	50,812
Total	$299,101	$50,812	$349,913

34	Western Asset High Income Fund II Inc. 2010 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$210,268	—	$210,268

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$ (13,632)	—	$(13,632)
Forward foreign currency contracts	—	$94,165	94,165
Total	$ (13,632)	$94,165	$ 80,533

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$88,833	—	$ 88,833
Forward foreign currency contracts	—	$50,812	50,812
Total	$88,833	$50,812	$139,645

During the year ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$ 728,503
Futures contracts (to buy)	1,835,313
Futures contracts (to sell)	7,012,807

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. Unless renewed, this agreement will terminate on December 14, 2010. The interest on the loan is calculated at a variable rate based on the

Western Asset High Income Fund II Inc. 2010 Annual Report	35

one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended April 30, 2010 was $1,280,092. At April 30, 2010, the Fund had $196,500,000 of borrowings outstanding per this credit agreement.

Prior to December 15, 2009, the Fund had a $300,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006, as from time to time amended (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). This Agreement was terminated by the Fund on December 14, 2009. Citibank acted as administrative agent and secondary lender. This loan would generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund paid a commitment fee on the total amount of the loan available, whether used or unused. For the period ended December 14, 2009, the Fund paid $2,388,787 in commitment fees. Total interest expense incurred on this loan for the period ended December 14, 2009 was $1,818,289. Securities held by the Fund were subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

For the year ended April 30, 2010, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $169,363,014 and the weighted average interest rate was 1.804%.

6. Distributions subsequent to April 30, 2010

On February 16, 2010, the Board of Directors (the “Board”) of the Fund declared a distribution in the amount of $0.0950 per share payable on May 28, 2010 to shareholders of record on May 21, 2010.

On May 17, 2010, the Board declared three distributions, each in the amount of $0.0900 per share payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

7. Transfer of net assets

On September 23, 2008, the Fund acquired the assets and certain liabilities of Western Asset Zenix Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Zenix Income Fund Inc.	4,286,967	$39,324,962	$711,960,565

As part of the reorganization, common shareholders of the Acquired Fund received 0.22624 shares of the Fund’s shares. The Fund did not issue any fractional shares to common shareholders. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former common shareholders in proportion of their fractional shares.

In addition, holders of the Auction Rate Cumulative Preferred Stock (“ARPS”) issued by the Acquired Fund received cash in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon. All of the outstanding $35 million ARPS were retired using additional drawdowns on the existing credit facility of the Fund.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $15,489,958, accumulated net realized loss of $38,472,172 and overdistributed net investment income of $5,553. Total net assets of the Fund immediately after the transfer were $751,285,527. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

36	Western Asset High Income Fund II Inc. 2010 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30 was as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$94,488,329	$90,608,414

As of April 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 10,791,924
Capital loss carryforward*	(356,136,514)
Other book/tax temporary differences(a)	(24,053,124)
Unrealized appreciation/(depreciation)(b)	43,893,839
Total accumulated earnings/(losses) — net	$(325,503,875)

*  As of April 30, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2011	$ (78,206,001)
4/30/2016	(6,091,329)
4/30/2017	(90,684,793)
4/30/2018	(181,154,391)
$(356,136,514)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

Western Asset High Income Fund II Inc. 2010 Annual Report	37

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund ll Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2010

38	Western Asset High Income Fund II Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-End Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

Western Asset High Income Fund II Inc.	39

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked in the fourth quintile among the funds in the Performance Universe for that period; the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2009 was ranked in the third quintile among the funds in the Performance Universe for that period; and the Fund’s performance for the 10-year period ended June 30, 2009 was ranked in the first quintile, and first, among the funds in the Performance Universe for that period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the Performance Universe funds. The Fund’s performance for the 10-year period was achieved,

40	Western Asset High Income Fund II Inc.

Board approval of management and subadvisory agreements (cont’d) (unaudited)

in part, by a predecessor portfolio management team. The Fund’s performance for the 1- and 3-year periods ended June 30, 2009 was worse than the Performance Universe median for that period but its performance was much better than the Performance Universe median for each of the 5- and 10-year periods. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmarks and in absolute terms. In explaining the Fund’s relative underperformance for the 1-year period, the Manager noted that the Fund has a lower quality bias which was a detractor from performance in 2008 and early 2009, after which the bias was a positive factor.

Based on its review, which included consideration of all of the factors noted above, including the Manager’s explanation of the Fund’s relative underperformance for the 1-year period ended June 30, 2009, the Board concluded that, under the circumstances, the Fund’s performance was consistent with continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and twenty-two other leveraged high current yield closed-end funds, as classified by Lipper. The Expense Universe funds had average net common share assets ranging from $38.6 million to $643.3 million. Two of the other funds in the Expense Universe were larger than the Fund and twenty funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed, among other things, that the Management Fee, on a contractual basis, was ranked in the third quintile among the funds in the Expense Universe but was above the median contractual fee for the Expense Universe. The Lipper Expense Information also showed that whether on the basis of common share assets only or common share and leveraged assets, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) and the Fund’s actual total expenses were ranked in the fourth quintile among the funds in the Expense Universe and were worse than the Expense Universe median. In these rankings, the first quintile represents funds with the lowest fees or expenses, as the case may be, among the funds in the Expense Universe and the fifth quintile represents funds with the highest fees or expenses among the Expense Universe funds. By way of explanation of its fourth quintile rankings, the Manager noted that the Fund’s total expenses were very close to the Expense Universe average.

Western Asset High Income Fund II Inc.	41

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-End Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-End Funds generally were higher than those paid by the Legg Mason Open-End Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-End Funds and services provided to the Legg Mason Open-End Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees did not support a decision against continuation of the Management and Sub-Advisory agreements in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 1 percent over the period covered by the analysis. The Board did not consider profit-ability to the Manager in providing investment advisory and other services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, scope and overall quality of such services but determined that continued monitoring of profitability would be merited at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

42	Western Asset High Income Fund II Inc.

Board approval of management and subadvisory agreements (cont’d) (unaudited)

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Fund II Inc.	43

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eight Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

44	Western Asset High Income Fund II Inc.

Additional information (cont’d) (unaudited)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Western Asset High Income Fund II Inc.	45

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. (“Legg Mason”) or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	134
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (from 2002 to 2006)

Additional Officers:

Ted P. Becker
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

46	Western Asset High Income Fund II Inc.

Additional information (cont’d) (unaudited)

Information about Directors and Officers

Additional Officers cont’d

John Chiota
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessors (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Kaprel Ozsolak
Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. (2005 to 2010); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2004)

Western Asset High Income Fund II Inc.	47

Additional Officers cont’d

Steven Frank
Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. or its predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2005 to 2010); formerly, Assistant Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2001 to 2005)

Jeanne M. Kelly
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

†                  Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

1                  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48	Western Asset High Income Fund II Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Fund II Inc.	49

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date

50	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (cont’d) (unaudited)

will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant

Western Asset High Income Fund II Inc.	51

elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

52	Western Asset High Income Fund II Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2010:

Record date	Monthly	Monthly
Payable date	May 2009 - December 2009	January 2010 - April 2010
Ordinary income:
Qualified dividend income for individuals	0.76%	0.98%
Dividends qualifying for the dividends received deduction for corporations	0.76%	0.82%

Please retain this information for your records.

(This page intentionally left blank.)

Western Asset

High Income Fund II Inc.

Directors	Western Asset High Income Fund II Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, New York 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
	Western Asset Management Company Pte. Ltd.	New York Stock Exchange Symbol
Officers		HIX
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer
John Chiota
Identity Theft Protection Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steve Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone, and through our websites;

•                  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04049 6/10 SR10-1113

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2009 and April 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,000 in 2009 and $64,600 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $50,400 in 2009 and $14,200 in 2010. These services consisted of procedures performed in connection with the calculations pursuant to the Fund’s Revolving Credit and Security Agreement.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,950 in 2009 and $6,900 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                           AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                           SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at startup of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.     Proxies are reviewed to determine accounts impacted.

b.    Impacted accounts are checked to confirm Western Asset voting authority.

c.     Compliance Department staff reviews proxy issues to determine any material conflicts or interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.    If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.     Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.       Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.     A copy of Western Asset’s policies and procedures.

b.    Copies of proxy statements received regarding client securities.

c.     A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.    Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.     A proxy log including:

1.     Issuer name;

2.     Exchange ticker symbol of the issuer’s shares to be voted;

3.     Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.     A brief identification of the matter voted on;

5.     Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.     Whether a vote was cast on the matter;

7.     A record of how the vote was cast; and

8.     Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.          Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.          Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.          Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.               Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.              Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.               Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.              Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.               Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.              Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.               Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.              Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.               Western Asset votes for proposals relating to the authorization of additional common stock.

b.              Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.               Western Asset votes for proposals authorizing share repurchase programs.

4.               Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.               Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.              Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.               Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.              Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.     Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.     Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.     Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.     Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.     Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.          Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.          Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.          Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.          Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech ‡	107 registered investment companies with $177.6 billion in total assets under management	230 Other pooled investment vehicles with $110.7 billion in assets under management*	806 Other accounts with $185.4 on in total assets under management**

Stephen A. Walsh ‡	107 registered investment companies with $177.6 billion in total assets under management	230 Other pooled investment vehicles with $110.7 billion in assets under management*	806 Other accounts with $185.4 billion in total assets under management**

Keith J. Gardner ‡	45 registered investment companies with $26.8 billion in total assets under management	6 Other pooled investment vehicles with $0.7 billion in assets under management	3 Other accounts with $0.4 billion in total assets under management

Michael C. Buchanan ‡	53 registered investment Companies with $30.1 billion in total assets Under management	6 Other pooled investment vehicles with $3.2 billion in assets under management	13 Other accounts with $1.7 billion in total assets under management

Ryan K. Brist ‡	5 registered investment Companies with $0.5 billion in total assets Under management	4 Other pooled investment vehicles with $3.1 billion in assets under management***	18 Other accounts with $4.4 billion in total assets under management****

*                                         Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**                                  Includes 88 accounts managed, totaling $24.6 billion, for which advisory fee is performance based.

***                           Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.

****                    Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of:higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	C
Ryan K. Brist	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 1, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset High Income Fund II Inc.

Date:	July 1, 2010